                                                            SCHWABFUNDS(R)

                                                                [LOGO]

                                                                SCHWAB
                                                         CALIFORNIA TAX-FREE
                                                              BOND FUNDS

ANNUAL REPORT
AUGUST 31, 1995

[Photo of the Schwab Building, San Francisco, California]

Dear Shareholder,

             This year, the SchwabFunds Family(R) celebrates its fifth
[Photo       anniversary as a mutual fund complex. This celebration follows an
  of         exciting 1994 when the organization experienced tremendous
Charles      growth--the third largest asset growth of all mutual fund
R. Schwab]   companies. By placing your trust in SchwabFunds(R), you've helped total assets under management reach over $29 billion, ranking
             SchwabFunds in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals that make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through careful and disciplined selection of securities, they strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in the 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds. In fact, a large number of the 1.5 million shareholders have been investing in the SchwabFunds Family since its first year of operation.

We believe an important part of serving your needs is keeping you informed about your investments. For example, last year we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

During its first five years, the SchwabFunds Family has grown to include a solid selection of funds that meet the "core" needs of investors. The 19 funds available to retail investors, including the new Schwab Asset Director(R) Funds,* offer effective diversification of the U.S. and international equity markets, both taxable and tax-free bonds, and a variety of different money market investments.

With this added level of diversification, you may use the SchwabFunds to create an efficient, well-rounded portfolio. Or, they can serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing. If you normally invest in SchwabFunds with the help of an investment manager, he or she can give you more information on the other SchwabFunds.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And, we expect these efforts to help us to meet even higher standards of excellence in the years ahead.

                                /s/ Charles R. Schwab
                                Charles R. Schwab
                                Chairman

* In subscription until November 17, 1995, at an introductory price of $10 per share. After that date, the share price will fluctuate unless subscription period is extended.

Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT ADVISER

We are pleased to report the performance of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund for the fiscal year ended August 31, 1995. During this period, the Schwab California Tax-Free Bond Funds continued to provide a relatively steady stream of monthly income, exempt from both federal and California state personal income taxes, to help you achieve your income goals.

While there was some instability in bond market conditions during the first half of the Funds' fiscal year, conditions in the latter half of the Funds' fiscal year stabilized, as the Federal Reserve (the "Fed") discontinued its year-long campaign of raising interest rates to head off inflation. With interest rates stabilizing and inflation effectively held at bay, bonds rallied. The performance of the Schwab California Tax-Free Bond Funds reflected this ongoing recovery. To help explain the Funds' performance, the portfolio management team discusses economic trends and the Funds' investment strategies in the section "Questions to the Portfolio Management Team," following this letter.

The Schwab California Short/Intermediate Tax-Free Bond Fund experienced new share purchases totaling $12.5 million and the Schwab California Long-Term Tax-Free Bond Fund had new share purchases totaling $22.4 million during the 1995 fiscal year. However, both Funds experienced a net decline in total assets over the reporting period.

ADVANTAGES OF INVESTING IN SCHWAB CALIFORNIA TAX-FREE BONDS FUNDS

The Schwab California Tax-Free Bond Funds offer you several important advantages over investing in individual bonds, including professional management, liquidity and a relatively steady stream of monthly income. Our experienced portfolio managers and credit research staff closely monitor the financial markets and select a portfolio of investment grade securities which they believe have advantageous characteristics in light of the current interest rate environment. Each Fund's portfolio primarily contains a strategic mix of investment grade municipal bonds from a variety of California issuers. A complete listing of each Fund's portfolio holdings at the fiscal year end is provided in the "Schedule of Investments" section of this report.

PERFORMANCE REVIEW--
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

As of August 31, 1995, the Schwab California Short/Intermediate Tax-Free Bond Fund was primarily comprised of investment grade municipal bonds issued by the State of California, its political subdivisions and agencies. The portfolio's average dollar-weighted maturity was 3.64 years.

The Schwab California Short/Intermediate Tax-Free Bond Fund paid shareholders monthly cash dividends exempt from both federal and California personal income taxes totaling 42 cents per share for the 12-month period ended August 31, 1995. The Fund's net asset value ("NAV") increased from $9.89 on August 31, 1994, to $10.06 at the end of the reporting period, in spite of unusual fluctuations in the bond market and rising interest rates during the first half of the fiscal year. The Fund's NAV increase reflects a recovery in the bond market during the latter half of the fiscal year. On August 31, 1995, the Fund's 30-day SEC yield was 4.30%, which is a taxable equivalent yield of 8.00% for those investors subject to the maximum combined federal and California personal income tax rate of 46.24% 1.

      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND AND
                    THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX


                       Average Annual Total Returns
                         Through August 31, 1995
                       ----------------------------

                    One Year           Since Inception
                       6.17%                  4.23%

[Line graph comparing Schwab California Short/Intermediate Tax-Free Bond Fund with Lehman 3-Year Municipal Bond Index.]


DATE                       INDEX                              FUND
----                       -----                              ----
05/01/93                    $ 9,994                        $ 9,990.00
05/31/93                    $10,021                        $10,036.80
06/30/93                    $10,085                        $10,135.50
07/31/93                    $10,090                        $10,157.00
08/31/93                    $10,185                        $10,257.00
09/30/93                    $10,229                        $10,328.00
10/31/93                    $10,251                        $10,340.00
11/30/93                    $10,237                        $10,310.00
12/31/93                    $10,345                        $10,444.00
01/31/94                    $10,429                        $10,517.00
02/28/94                    $10,332                        $10,372.00
03/31/94                    $10,207                        $10,188.00
04/30/94                    $10,267                        $10,239.00
05/31/94                    $10,315                        $10,272.00
06/30/94                    $10,318                        $10,253.00
07/31/94                    $10,404                        $10,356.00
08/31/94                    $10,441                        $10,390.00
09/30/94                    $10,415                        $10,350.00
10/31/94                    $10,390                        $10,280.00
11/30/94                    $10,371                        $10,167.00
12/31/94                    $10,416                        $10,227.00
01/31/95                    $10,502                        $10,350.00
02/28/95                    $10,613                        $10,503.00
03/31/95                    $10,708                        $10,598.00
04/28/95                    $10,744                        $10,614.00
05/31/95                    $10,909                        $10,826.00
06/30/95                    $10,935                        $10,809.00
07/31/95                    $11,050                        $10,925.00
08/31/95                    $11,137                        $11,030.00

     Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance graph compares a hypothetical $10,000 investment in the Schwab California Short/Intermediate Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman 3-Year Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.

At fiscal year-end, the Fund's one year total return was 6.17%, and its average annual total return since inception was 4.23%.1 As the chart at left illustrates, the Fund's total return during the period is consistent with the broader municipal bond market, as measured by the Lehman 3-Year Municipal Bond Index, the Fund's recognized industry benchmark.

PERFORMANCE REVIEW--
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

As of August 31, 1995, the Schwab California Long-Term Tax-Free Bond Fund was primarily comprised of investment grade municipal bonds issued by the State of California, its political subdivisions and agencies. The portfolio's average dollar-weighted maturity was 18.60 years.

The Schwab California Long-Term Tax-Free Bond Fund paid shareholders monthly cash dividends which were exempt from both federal and California personal income taxes totaling 56 cents per share for the 12-month period ended August 31, 1995. The Fund's NAV increased from $10.40 on August 31, 1994 to


                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                  $10,000 INVESTMENT IN THE SCHWAB CALIFORNIA
                  LONG-TERM TAX-FREE BOND FUND AND THE LEHMAN
                          GENERAL MUNICIPAL BOND INDEX


                   Average Annual Total Returns
                     Through August 31, 1995
                   ----------------------------

              One Year               Since Inception
               6.98%                      7.42%

[Line graph comparing Schwab California Long-Term Tax-Free Bond Fund and Lehman General Municipal Bond Index.]

DATE                        INDEX                            FUND
----                        -----                            ----
03/01/92                     $10,000                         $10,000
03/31/92                     $10,004                         $10,099
04/30/92                     $10,093                         $10,217
05/30/92                     $10,212                         $10,410
06/30/92                     $10,383                         $10,633
07/31/92                     $10,694                         $11,082
08/31/92                     $10,590                         $10,786
09/30/92                     $10,659                         $10,835
10/31/92                     $10,554                         $10,479
11/30/92                     $10,743                         $10,921
12/31/92                     $10,853                         $11,110
01/31/93                     $10,979                         $11,256
02/28/93                     $11,376                         $11,775
03/31/93                     $11,256                         $11,561
04/30/93                     $11,370                         $11,674
05/31/93                     $11,434                         $11,737
06/30/93                     $11,624                         $11,969
07/30/93                     $11,640                         $11,957
08/30/93                     $11,882                         $12,235
09/30/93                     $12,017                         $12,372
10/30/93                     $12,041                         $12,413
11/30/93                     $11,934                         $12,265
12/30/93                     $12,186                         $12,541
01/30/94                     $12,326                         $12,672
02/28/94                     $12,006                         $12,304
03/30/94                     $11,517                         $11,683
04/30/94                     $11,615                         $11,768
05/30/94                     $11,716                         $11,867
06/30/94                     $11,644                         $11,747
07/30/94                     $11,864                         $12,008
08/30/94                     $11,905                         $12,026
09/30/94                     $11,730                         $11,824
10/30/94                     $11,521                         $11,508
11/30/94                     $11,313                         $11,235
12/30/94                     $11,562                         $11,420
01/30/95                     $11,893                         $11,901
02/28/95                     $12,238                         $12,295
03/31/95                     $12,379                         $12,414
04/28/95                     $12,394                         $12,407
05/31/95                     $12,789                         $12,825
06/30/95                     $12,677                         $12,613
07/31/95                     $12,797                         $12,685
08/31/95                     $12,960                         $12,866


   Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The performance graph compares a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman General Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.


1 Income may be subject to local taxes and the Alternative Minimum Tax (AMT). Capital appreciation of discounted bonds may be subject to federal and state income tax. Total return assumes reinvestment of all dividend and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the period. Without the waivers or reimbursement, the 30-day SEC yield would have been 4.01%, the one year total return would have been 5.80%, and the average annual total return since inception would have been 3.79%.

$10.53 at the end of the reporting period, reflecting a rebound in the bond market during the latter half of the fiscal year. On August 31, 1995, the Fund's 30-day SEC yield was 5.61%, which is a taxable equivalent yield of 10.44% for those investors subject to the maximum combined federal and California state personal income tax rate of 46.24%. 2

At fiscal year end, the Fund's one year total return was 6.98%, and its average annual total return since inception was 7.42%. 2 As the chart on the previous page illustrates, the Fund's total return during the period is consistent with the broader municipal bond market, as measured by the Lehman General Municipal Bond Index, the Fund's recognized industry benchmark.

LOWER FUND EXPENSES

To enhance your return potential, the maximum operating expense ratios of the Schwab California Tax-Free Bond Funds were lowered, effective July 1, 1995. Lower fund expenses can make a real difference in the returns you realize from your mutual fund investment. Generally speaking, lower fees translate into higher returns--the less you pay in fees and expenses, the greater the portion of a fund's potential return you can receive.

The Schwab California Short/Intermediate Tax-Free Bond Fund's expense ratio was lowered from 0.50% to 0.49%. 3 The expense ratio of the Schwab California Long-Term Tax-Free Bond Fund was reduced from 0.60% to 0.49%. 3 While the reduction occurred too late in the period for its full impact to be felt in the 1995 fiscal year, we believe the new, lower expense ratios will help you earn higher potential returns going forward.

BALANCING YOUR INCOME PORTFOLIO

To position your portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may want to consider investing in both Schwab California Tax-Free Bond Funds. Short/intermediate funds historically have offered greater price stability in exchange for lower yields, while funds with longer weighted average maturities historically have paid higher yields with correspondingly greater price volatility. Additionally, funds with longer weighted average maturities have historically offered a more stable income stream, because they can lock in rates on individual bonds for longer periods of time. By investing in both Schwab California Tax-Free Bond Funds, you may have the opportunity to


2 Income may be subject to local taxes and the Alternative Minimum Tax (AMT). Capital appreciation of discounted bonds may be subject to federal and state income tax. Total return assumes reinvestment of all dividend and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the period. Without the waivers or reimbursement, the 30-day SEC yield would have been 5.30%, the one year total return would have been 6.75%, and the average annual total return since inception would have been 7.01%.
3 Excess operating expenses will be waived or reimbursed through at least April 30, 1996. Please see Note 4 in "Notes to Financial Statements" later in this report for further information on fees and expenses.

earn a higher level of income than you would receive from a short/intermediate fund alone, while potentially reducing swings in the value of your portfolio due to changing interest rates.

LOOKING FORWARD

Regardless of the course of the economy and the direction of interest rates in the year ahead, the Schwab California Tax-Free Bond Funds will continue to strive to provide a relatively reliable stream of monthly income exempt from both federal and California state personal income taxes. With their competitive tax equivalent yields, the Funds may offer you an effective way to achieve your tax-free investing goals.

Thank you for placing your confidence in SchwabFunds(R). We recognize that we earn your trust day-by-day, and we look forward to continuing to serve your investment needs.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
   TAXABLE EQUIVALENT YIELD: A YARDSTICK FOR
   MEASURING FUND PERFORMANCE

   To evaluate the performance of a tax-free bond fund, pay special attention to its taxable equivalent yield. While hypothetical in nature, this measure of performance offers you a convenient way to see what yield level would be required of a taxable bond fund in order for it to be equivalent after you pay state and federal income taxes.

   A double tax-free yield of 6%, for example, is the equivalent of a 11.16% yield after you pay federal and California state personal income taxes -- assuming you are in the top combined federal and California state personal income tax bracket of 46.24%. In other words, you would have to earn at least an 11.16% yield from a fully taxable investment to get the same amount of after-tax income. Of course, if you're in a lower tax bracket, the after-tax yield advantage you realize from a tax-free investment would be lower.

                          1 If your 1995 combined federal and California
                            personal income tax bracket is...


CALIFORNIA
 TAX-FREE
  YIELD        34.70%       37.42%          41.95%          45.64%        46.24%
----------     ------       ------          ------          ------        ------
4.50%           6.89%        7.19%           7.75%           8.28%         8.37%
5.00%           7.66%        7.99%           8.61%           9.20%         9.30%
5.50%           8.42%        8.79%           9.47%          10.12%        10.23%
6.00%           9.19%        9.59%          10.34%          11.04%        11.16%
6.50%           9.95%       10.39%          11.20%          11.96%        12.09%
7.00%          10.72%       11.19%          12.06%          12.88%        13.02%


   (Up arrow)                       (Up arrow)

2 And you have                 3 Here is what you would have to earn from a
  a tax-free                     taxable investment to match the tax-free yield
  investment
  yielding

  Chart is for illustrative purposes only and does not reflect the performance of either Schwab California Tax-Free Bond Fund.

--------------------------------------------------------------------------------

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Joanne Keighley - Portfolio Manager

Q.  WHAT HAS BEEN THE ECONOMIC CLIMATE DURING THE 12-MONTH REPORTING PERIOD?

A. Following an impressive 4.1% growth rate of the Gross Domestic Product ("GDP") during 1994, the highest annual growth rate in ten years, economic activity showed persistent signs of slowing during the first half of 1995. Recent evidence of this trend includes slowdowns in auto sales, consumer spending and retail sales, home building and home sales, and a significant slowdown in the labor markets. The GDP growth rate for the first quarter of 1995 was 2.7%, and 1.1% for the second quarter versus 5.1% for the fourth quarter of 1994.

The primary reason for the slowdown in GDP growth has been a series of increases in the federal funds rate (the rate paid on overnight funds between banks) by the Fed throughout 1994 and into 1995. With the high growth rate in 1994 and a falling unemployment rate, the potential for inflation emerged as a major concern at the Fed. As a result, the Fed initiated a series of increases in the federal funds rate from 3.0% in January 1994 to 6.0% in February 1995. The Fed appears to be signaling that these increases have accomplished their desired effect of slowing the rate of economic growth to more moderate levels and reducing the likelihood of increases in the rate of inflation. This was evidenced by the Fed's 0.25% reduction in the federal funds rate in July 1995.

Q.  HOW HAVE THE ECONOMIC EVENTS OF THE FISCAL YEAR IMPACTED INTEREST RATES?

A. In an effort to curb the inflationary impact of a strong economy, the Fed raised short-term interest rates seven times during 1994 and early 1995. The economy began to show signs of strain due to the higher interest rates in the fourth quarter of 1994. Decreases in retail and auto sales, as well as a slowdown in mortgage lending provided evidence that the Fed's policy actions were being felt throughout the economy. 30-year Treasury Bond rates peaked in November at 8.20% and 2-year Treasury rates reached a high of 7.70% in December. By year end, most market participants were anticipating higher interest rates, as inflation was still a concern.

As we moved into 1995, it was clear the economy had begun to slow. Additionally, concerns regarding inflation began to subside as the Producer Price Index & Consumer Price Index posted modest gains of 1.3% and 2.6%, respectively, during the 12-month period.

A combination of factors led to a rally in the bond market in through the latter half of the reporting period. As a result, 30-year Treasury Bond rates fell to 6.50% from a peak of 8.20%, and 2-year Treasury note rates fell to 5.35% from a peak of 7.70%. The primary factors responsible for the rally were:

- The slowdown in the economy made it unnecessary for the Fed to continue raising interest rates. In fact, the Fed actually lowered the federal funds rate by 0.25% in July 1995.

- Inflation concerns subsided as the Fed's policy actions were successful in slowing the economy. This gave investors confidence that inflation was under control.

- The Congress which was elected in November 1994 brought renewed attention to reducing the budget deficit. This attention, along with a stated commitment to reducing the deficit, put additional downward pressure on long-term interest rates.

- The Fed and several foreign central banks acted in concert to support the U.S. dollar during its slide in the first half of 1995. This resulted in the increased purchase of U.S. dollar-denominated assets, such as U.S. Treasury securities. The purchases increased demand for these securities, adding momentum to price appreciation and falling yields, which helped reduce interest rates.

Although municipal interest rates followed the same general trends as taxable interest rates during the reporting period, there were several developments which had particular impact on the municipal securities market and municipal interest rates. These developments will be addressed in the following questions.

The chart below illustrates 30-year and 5-year Treasury bond yields during the reporting period.

       30-YEAR TREASURY BOND YIELD VS. 5-YEAR TREASURY BOND YIELD

[Line graph comparing 30-Year Treasury Bond Yield vs. 5-Year Treasury Bond
Yield.]


  DATE                      5-YEAR                      30-YEAR
  ----                      ------                      -------
09/02/94                    6.807                        7.49
09/09/94                    7.044                        7.703
09/16/94                    7.117                        7.772
09/23/94                    7.198                        7.793
09/30/94                    7.28                         7.817
10/07/94                    7.333                        7.909
10/14/94                    7.249                        7.829
10/21/94                    7.442                        7.978
10/28/94                    7.469                        7.958
11/04/94                    7.71                         8.159
11/11/94                    7.695                        8.149
11/18/94                    7.784                        8.131
11/25/94                    7.643                        7.931
12/02/94                    7.707                        7.906
12/09/94                    7.741                        7.859
12/16/94                    7.752                        7.854
12/23/94                    7.831                        7.828
12/30/94                    7.827                        7.881
01/06/95                    7.865                        7.86
01/13/95                    7.626                        7.792
01/20/95                    7.783                        7.891
01/27/95                    7.544                        7.73
02/03/95                    7.407                        7.626
02/10/95                    7.538                        7.669
02/17/95                    7.334                        7.586
02/24/95                    7.144                        7.528
03/03/95                    7.177                        7.541
03/10/95                    7.056                        7.463
03/17/95                    6.953                        7.368
03/24/95                    6.91                         7.364
03/31/95                    7.071                        7.431
04/07/95                    6.931                        7.39
04/14/95                    6.81                         7.35
04/21/95                    6.752                        7.333
04/28/95                    6.881                        7.337
05/05/95                    6.441                        7.019
05/12/95                    6.447                        6.989
05/19/95                    6.442                        6.917
05/26/95                    6.173                        6.748
06/02/95                    5.822                        6.529
06/09/95                    6.205                        6.727
06/16/95                    5.943                        6.616
06/23/95                    5.809                        6.501
06/30/95                    5.966                        6.618
07/07/95                    5.75                         6.524
07/14/95                    5.9                          6.604
07/21/95                    6.262                        6.962
07/28/95                    6.213                        6.901
08/04/95                    6.202                        6.909
08/11/95                    6.374                        6.99
08/18/95                    6.351                        6.897
08/25/95                    6.107                        6.704

Q.  HOW HAS THE ECONOMIC CLIMATE IN CALIFORNIA AFFECTED THE FUNDS?

A. The economic recovery that began in mid-1993 appears to be continuing at a modest pace.

Over the remainder of 1995 and into 1996, it is believed that California will continue to work toward reducing its approximate $2 billion budget deficit. The challenge facing California, and most states across the country, is to provide necessary services, such as education, health, welfare and public safety, and replace or upgrade sewers, highways and other infrastructure while providing for budget reductions.

Los Angeles County is facing many of the same issues as the State, and the County's ability to address these concerns in a timely manner will affect the State's overall ability to return to full financial strength. Although the Funds do not hold any direct, unenhanced Los Angeles County obligations, we will continue to closely monitor the financial situation in Los Angeles County.

Each Funds' performance over the 12-month reporting period has not been significantly affected by California's economic and budget difficulties in that the credit profile of the Funds have not changed significantly. The Funds continued to maintain a strong credit quality posture. For the Schwab Short/Intermediate Tax-Free Bond Bond Fund, 94% of the long-term securities (securities with maturities of one year or more) were rated A or higher and 100% of the short-term securities (securities with maturities less than one year) were in the top two rating categories. For the Schwab Long-Term Tax-Free Bond Fund, 100% of the securities were rated A or higher. In addition, we are satisfied with the credit quality of the securities owned by the Funds. The State's current credit ratings are A1 from Moody's Investors Service and A from both Standard and Poor's Corporation and Fitch Investors Services, Inc., three well known rating agencies. These ratings have remained consistent during the reporting period. Of course, we will continue to monitor the State's economic situation closely.

Q. THERE HAS BEEN A LOT OF TALK ABOUT "FLAT TAX" PROPOSALS. CAN YOU DISCUSS THESE PROPOSALS?

A. The flat tax proposals currently being debated in Washington represent the latest effort to respond to the public's frustration with what many consider to be an overly complex and inefficient system of taxation. These reform proposals are referred to as "flat tax" proposals because, in the purest form, they would eliminate the current multiple tax rates in favor of one "flat tax" rate. Even though some of the proposals call for more than just one tax rate, these tax simplification proposals are, as a group, referred to as flat tax proposals.

The basic concept which most of these proposals have in common is eliminating the current vast array of deductions and credits and, as a result, taxing a substantially greater base of income. Since the amount of income which would be subject to income tax would be significantly increased, the government could collect the same level of revenues using a lower tax rate.

Most of the flat tax proposals have the following common elements:

- A reduction in the number of tax brackets. Currently there are five tax brackets, which range from 15% to 39.6%. A pure flat tax proposal would include just one rate.

- The elimination of most income tax deductions and credits, such as those for home mortgage interest, state and local taxes and charitable contributions.

- Investment income, such as interest, dividends and capital gains would not be taxed. Only "earned income," such as income from wages would be taxed. This would eliminate the double taxation of corporate dividends.

Most proposals also share the following objectives:

-  Simplification of the tax code and tax calculation process.

- Encouraging savings as a result of the elimination of taxation on investment income and capital gains.

-  Eliminating many of the tax-motivated incentives of the current system.

Currently, interest income on municipal bonds enjoys a special exemption from income tax. Exempting investment income on all investments from income tax could have a negative impact on municipal bond owners by, in effect, taking away their special tax treatment. As discussed below, many observers feel that the municipal securities market has already responded to some of the uncertainty surrounding these flat tax proposals. Although we will continue to monitor the status of these proposals, it is important to point out that there is currently no way of predicting whether, a flat tax proposal will ever be enacted; and, if enacted, what provisions may be incorporated to ease the burdens on current owners of municipal securities.

Q. WOULD YOU DISCUSS SOME OF THE CHANGES THAT TOOK PLACE IN THE MUNICIPAL BOND MARKET DURING THE REPORTING PERIOD AND HOW THESE MAY HAVE AFFECTED THE PERFORMANCE OF THE FUNDS?

A. As we have previously noted, the 12-month reporting period was one of unusual and relatively volatile movements in interest rates. Municipal rates were affected by several factors unique to municipal securities. As shown in the graph on the previous page, the impact of these factors can be seen by comparing the relationship between 30-year municipal and 30-year Treasury Bond yields. Over the past four years, the yields on AAA 30-year municipal bonds has averaged approximately 82% of the yields on 30-year Treasury bonds. During the reporting period, this ratio ranged from a low of 79% (representing relative strength in the municipal bond market) to a high of 89% (representing relative weakness in the municipal bond market). Some of the factors responsible for these swings are described below.

Late in 1994, municipal bond returns were underperforming Treasury Bond returns for two reasons. First, toward the end of the year, there was a significant amount of tax-motivated selling by owners of municipal securities in an effort to realize losses prior to year end. Second, the investment losses and bankruptcy declarations by Orange County and the Orange County Investment Pool had a negative impact on the municipal securities market.


           THE RATIO BETWEEN YIELDS ON 30-YEAR AAA MUNICIPAL BONDS
                          AND 30-YEAR TREASURY BONDS

[Line graph indicating the ratio between yields on 30-year AAA Municipal Bonds and 30-Year Treasury Bonds.]


DATE                   DIFFERENCE
----                   ----------
09/02/94               0.79973298
09/09/94               0.78800467
09/16/94               0.79001544
09/23/94               0.79558578
09/30/94               0.79685301
10/07/94               0.79643444
10/14/94               0.79179972
10/21/94               0.78829281
10/28/94               0.80409651
11/04/94               0.81370266
11/11/94               0.8369125
11/18/95               0.85352355
11/25/94               0.87378641
12/02/94               0.83733873
12/09/94               0.85252577
12/16/94               0.84542908
12/23/95               0.83673991
12/30/95               0.8260373
01/06/95               0.82824427
01/13/95               0.8226386
01/20/95               0.80724876
01/27/95               0.81241915
02/03/95               0.8025177
02/10/95               0.78889034
02/17/95               0.78961244
02/24/95               0.78639745
03/03/95               0.78504177
03/10/95               0.79458663
03/17/95               0.79261672
03/24/95               0.79576317
03/31/95               0.78993406
04/07/95               0.78484438
04/14/95               0.78527607
04/21/95               0.78276285
04/28/95               0.80550634
05/05/95               0.83630147
05/12/95               0.8284447
05/19/95               0.83128524
05/26/95               0.84765857
06/02/95               0.85005361
06/09/95               0.83097963
06/16/95               0.87666264
06/23/95               0.88140286
06/30/95               0.88697492
07/07/95               0.88136113
07/14/95               0.8646275
07/21/95               0.85033036
07/28/95               0.85060136
08/04/95               0.86264293
08/11/95               0.85693848
08/18/95               0.87574308
08/25/95               0.89051313
09/01/95               0.88408644

Early in 1995, as the initial reaction to the Orange County situation faded, municipal securities began trading at yield levels which were in line with historical averages when compared to Treasury securities. One significant factor which has had the effect of bolstering the prices of municipal securities prices was the relatively low supply of municipal securities. Local governments and municipalities are generally funding fewer new projects, and are pre-refunding far fewer existing bond issues since interest rates reached their low levels in late 1993. During the second quarter of 1995, municipal securities yields again began to climb relative to Treasury yields. As discussed above, some market analysts attribute this latest move to concerns over proposed flat tax proposals.

Both Funds maintained relatively stable weighted average maturities throughout the reporting period. The Funds' weighted average maturities were reduced moderately in the first half of the reporting period. Later in the reporting period, maturities were moderately extended as municipal bond yields increased relative to treasury bond yields, making municipal bonds relatively more attractive.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                  ASSET CHANGE

    Total                              Total          Percentage
 Net Assets                         Net Assets        Change Over
as of 8/31/95                      as of 8/31/94       Reporting
   (000s)                             (000s)            Period
-----------------------------------------------------------------
   $40,639                            $48,649           (16%)
-----------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                              (cum.)
    1 -  6 Months                      $   774               1.9%               1.9%
    7 - 36 Months                        9,520              23.7               25.6
   37 - 60 Months                       24,432              60.8               86.4
   Over 60 Months                        5,452              13.6              100.0%
                                       -------             -----
                                       $40,178             100.0%
                                       =======             =====

Average Weighted Maturity -- 3.64 Years


                              PORTFOLIO QUALITY SUMMARY
                               (as of August 31, 1995)

[Pie chart indicating summary of published ratings]

This summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.



A                         42%
AA                        18%
AAA                       19%
Other                     21%*


*Includes short-term securities (16%) and two securities rated in the Baa category (5%).

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                  ASSET CHANGE

    Total                              Total          Percentage
 Net Assets                         Net Assets        Change Over
as of 8/31/95                      as of 8/31/94       Reporting
   (000s)                             (000s)            Period
-----------------------------------------------------------------
   $90,045                           $106,432           (15%)
-----------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                               (cum.)
     0 -  1 Years                      $   914               1.0%               1.0%
     2 - 10 Years                          267               0.3                1.3
    11 - 20 Years                       59,378              67.0               68.3
    21 - 30 Years                       28,032              31.7              100.0%
                                       -------             -----
                                       $88,591             100.0%
                                       =======             =====

Average Weighted Maturity -- 18.60 Years


                              PORTFOLIO QUALITY SUMMARY
                               (as of August 31, 1995)

[Pie chart indicating summary of published ratings]

This summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.


A                          36%
AA                         13%
AAA                        51%


SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE
 OBLIGATIONS--1.7%(a)
Irvine Ranch, California Water
 District Consolidated
 Revenue Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                 $  200     $   200
Irvine Ranch, California Water
 District Election 1988
 Waterworks Improvement
 District 182, Series A/
 (Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    500         500
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $700)                                    700
                                            -------
TAX AND REVENUE
 ANTICIPATION NOTES--15.0%(b)
San Diego County, California
 Tax and Revenue Anticipation
 Notes (MIG1 SP-1)
 4.50%, 09/30/96                  2,000       2,009
San Diego, California Area
 Local Governments Pooled
 Tax and Revenue
 Anticipation Notes/
 (Mitsubishi Bank LOC)
 (- SP-1+)
 4.75%, 10/18/96                  2,000       2,013
San Diego, California Unified
 School District Tax and
 Revenue Anticipation Notes
 Series A/(Westdeutsche
 Landesbank LOC)
 (MIG1 -)
 4.75%, 10/10/96                  2,000       2,013
                                            -------
TOTAL TAX AND REVENUE ANTICIPATION
 NOTES (Cost $6,035)                          6,035
                                            -------
MUNICIPAL BONDS--83.1%(b)
California Health Facilities
 Financing Authority Revenue
 Bonds (Downey Community
 Hospital) (- A-)
 4.75%, 05/15/99                  2,220       2,181
California Housing Finance
 Agency Revenue Bonds
 Home Mortgage Series G
 (Aa AA-)
 5.65%, 02/01/98                    500         509
 5.65%, 08/01/98                    585         597
 5.85%, 08/01/99                    320         329
 6.00%, 08/01/00                    410         423
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California Community
 College Project) Series 1993A
 (A A-)
 4.70%, 12/01/99                  1,000         999
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California State
 University) Series A (A A-)
 4.30%, 12/01/99                  2,000       1,955
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections State Prisons)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 4.70%, 12/01/00                  1,865       1,884
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections - California State
 Prison - Susanville) Series D
 (A A-)
 4.40%, 06/01/00                  1,000         978
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 (A A-)
 4.70%, 06/01/00                  1,020       1,016
California Statewide
 Communities Development
 Authority Revenue Refunding
 Bonds Certificate of
 Participation (Cedars - Sinai
 Medical Center) (A1 -)
 4.40%, 11/01/00                  1,235       1,175
California Statewide Community
 Development Authority Revenue
 Bonds Certificate of
 Participation (St. Joseph
 Health Systems) (Aa AA)
 5.30%, 07/01/00                  2,035       2,066
Contra Costa County, California
 Transportation Authority Sales
 Tax Revenue Bonds Series A/
 (FGIC Insurance) (Aaa AAA)
 4.80%, 03/01/01                  1,000       1,009
Foothill, California Transit
 Zone Certificates of
 Participation Refunding Bond
 Referendum Series A (Baa1 -)
 4.50%, 05/01/97                  1,000         991
 4.50%, 11/01/97                  1,000         989
Garden Grove, California
 Community Development Projects
 Tax Allocation Refunding Bonds
 (- A)
 4.70%, 10/01/98                  1,060       1,048
Los Angeles County, California
 Public Works Financing
 Authority District Revenue
 Refunding Bonds (Capital
 Construction) (Aa1 AA-)
 4.30%, 03/01/00                  1,090       1,087

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Los Angeles, California
 Convention & Exhibit Center
 Authority Certificates of
 Participation Series A/
 (Escrowed to Maturity with
 Government Securities)
 (Aaa AAA)
 7.375%, 08/15/99                $1,000     $ 1,128
Los Angeles, California State
 Building Authority Revenue
 Refunding Bonds (California
 Department of General
 Services) Series A (A A-)
 4.50%, 05/01/98                    400         399
 4.70%, 05/01/99                    450         448
Los Angeles, California Unified
 School District Certificates
 of Participation (Multiple
 Properties) Series 1994B/
 (AMBAC Insurance) (Aaa AAA)
 5.70%, 12/01/99                  3,215       3,384
Los Angeles, California
 Wastewater System Revenue
 Bonds Series A (A1 A)
 6.60%, 02/01/99                  1,775       1,886
Morgan Hill, California Unified
 School District Certificates
 of Participation (A1 -)
 4.80%, 08/01/99                    510         509
Port of Long Beach, California
 Harbor Revenue Bonds
 (Aa AA-)
 7.10%, 05/15/99                  2,000       2,188
San Francisco, California Port
 Commission Revenue Refunding
 Bonds (A BBB+)
 5.00%, 07/01/00                  1,500       1,526
San Ramon Valley, California
 Unified School District
 Certificates of Participation
 (Measure A Capital Project)
 Series A (A -)
 4.90%, 10/01/99                 1,100        1,084
Santa Monica, California
 Wastewater Enterprise
 Revenue-Hyperion Project
 Series A (A1 A+)
 6.25%, 01/01/02                  1,250       1,384
Stockton, California Health
 Facilities Revenue Bonds (St.
 Joseph Medical Center) Series
 A/(MBIA Insurance) (Aaa AAA)
 4.60%, 06/01/00                    200         197
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $33,043)
                                             33,369
                                            -------

                                 Shares
                                 ------
SHORT-TERM INVESTMENTS--0.2%(c)
Provident Institutional
 Funds -
 California Money Fund
 Portfolio
 3.32%, 09/07/95                     74          74
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $74)
                                                 74
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $39,852)                             $40,178
                                            =======

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE
 OBLIGATIONS--1.0%(a)
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                 $  300       $ 300
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-3/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    100         100
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series A/
 (Industrial Bank of Japan LOC)
 (VMIG1 A-1)
 3.60%, 09/01/95                    400         400
Irvine Ranch, California Water
 District Improvement District
 No. 284 Series A/(Sumitomo
 Bank LOC) (- A-1)
 3.60%, 09/01/95                    100         100
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $900)                                    900
                                            -------
MUNICIPAL BONDS--99.0%(b)
Alameda County, California
 Certificates of Participation
 (Capital Projects) (A A)
 6.25%, 06/01/06                  1,000       1,028
Alta Loma, California
 Elementary School District
 Series 2 General Obligation
 Bonds/(AMBAC Insurance)
 (Aaa AAA)
 5.875%, 06/01/08                   840         868
 5.875%, 06/01/09                   860         882
Antioch Area, Public Facilities
 Financing Agency California
 Special Tax Series 89-1/
 (FGIC Insurance) (Aaa AAA)
 5.25%, 08/01/07                  1,985       1,970
Bakersfield, California
 Hospital Revenue Bonds
 (Bakersfield Memorial
 Hospital) Series A (A A-)
 6.50%, 01/01/22                  1,000       1,003
California Educational
 Facilities Authority Revenue
 Bonds (Loyola Marymount
 University) Series B (A1 -)
 6.60%, 10/01/22                  1,450       1,510
California Educational
 Facilities Authority Revenue
 Bonds (Mills College) (A -)
 6.875%, 09/01/22                   500         523
California Educational
 Facilities Authority Revenue
 Bonds (Saint Mary's College)
 (A -)
 5.00%, 10/01/12                  3,000       2,693
California Health Facilities
 Financing Authority Revenue
 Bonds (Association of Retarded
 Citizens)/(California Mortgage
 Insurance) (- A)
 7.00%, 05/01/21                    455         470
California Health Facilities
 Financing Authority Revenue
 Bonds (Marshall Hospital)
 Series A/(California Mortgage
 Insurance) (- A)
 6.625%, 11/01/22                 4,000       4,025
California Housing Finance
 Agency Home Mortgage Revenue
 Bonds Series G (Aa AA-)
 7.20%, 08/01/14                  3,000       3,203
California Housing Finance
 Agency Multi Unit Rental
 Housing Revenue Bonds Series
 BII 1992 (A1 A+)
 6.70%, 08/01/15                  1,000       1,024
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various California
 State University Projects)
 Series A (A A-)
 6.70%, 10/01/17                  1,250       1,298
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 (A A-)
 5.50%, 06/01/10                  3,000       2,846
California Statewide
 Communities Development
 Authority Certificates of
 Participation Revenue Bonds
 (Cedars-Sinai Medical Center)
 Series 1992 (A1 -)
 6.50%, 08/01/15                  1,250       1,281
California Statewide
 Communities Development
 Authority Hospital Revenue
 Bonds Certificates of
 Participation (Saint Joseph
 Health Systems) (Aa AA)
 6.50%, 07/01/15                  2,000       2,078
Central Coast Water Authority
 Revenue Bonds (State Water
 Project Regional Facilities)/
 (AMBAC Insurance) (Aaa AAA)
 6.60%, 10/01/22                  1,500       1,581
Chico, California Unified
 School District General
 Obligations Bonds Series
 C/(MBIA Insurance) (Aaa AAA)
 6.75%, 06/01/17                    500         529
Fresno, California Health
 Facility Revenue Bonds (Holy
 Cross Health System - St.
 Agnes Medical Center) (A1 AA-)
 6.50%, 06/01/11                    550         568

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Loma Linda, California Hospital
 Revenue Refunding Bonds (Loma
 Linda University Medical
 Center) Series C/(MBIA
 Insurance) (Aaa AAA)
 5.375%, 12/01/22                $3,000      $2,719
Los Angeles County, California
 Metropolitan Transit Authority
 Sales Tax Revenue Bond (C 2nd)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 5.50%, 07/01/17                  3,000       2,824
Los Angeles County, California
 Public Works Financing
 Authority Lease Revenue Bonds
 (Multi Capital Facilities
 Project IV)/(MBIA Insurance)
 (Aaa AAA)
 5.00%, 12/01/07                  2,000       1,940
Los Angeles County, California
 Transportation Commission
 Sales Tax Revenue Refunding
 Bonds Series B (A1 A+)
 6.50%, 07/01/13                    555         574
Los Angeles, California
 Department of Airports Revenue
 Bonds Series A/(FGIC
 Insurance) (Aaa AAA)
 5.50%, 05/15/09                  3,000       2,993
 5.50%, 05/15/10                    560         553
Los Angeles, California
 Department of Water and Power
 Electric Plant Revenue Bonds
 (Aa AA-)
 6.00%, 01/15/11                    865         876
Los Angeles, California Harbor
 Revenue Bonds Series A (Aa AA)
 6.50%, 08/01/25                  3,000       3,128
Los Angeles, California
 Wastewater System Revenue
 Bonds Series B/(AMBAC
 Insurance) (Aaa AAA)
 6.25%, 06/01/12                  1,260       1,292
Northern California Power
 Agency Multiple Capital
 Facilities Revenue Bonds
 Series A/(MBIA Insurance)
 (Aaa AAA)
 6.50%, 08/01/12                  3,300       3,465
Oceanside, California
 Certificates of Participation
 Refunding Bonds Series A
 (A BBB+)
 6.375%, 04/01/12                 1,250       1,247
Orange County, California Water
 District Certificates of
 Participation (Aa AA)
 6.50%, 08/15/11                  1,150       1,169
Petaluma, California
 Certificates of Participation
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 5.50%, 08/01/08                    750         754
Sacramento, California
 Certificates of Participation
 (Light Rail Transportation
 Project) (A1 A+)
 6.75%, 07/01/07                  2,000       2,195
Sacramento, California Regional
 Transit District Certificates
 of Participation Series 1992A
 (A1 -)
 6.375%, 03/01/05                   250         267
San Bernardino County,
 California Certificates of
 Participation (Medical Center
 Financing Project) Series A/
 (MBIA Insurance)
 (Aaa AAA)
 5.50%, 08/01/22                  5,500       5,081
San Bernardino County,
 California Certificates of
 Participation (West Valley
 Detention Center)/(MBIA
 Insurance) (Aaa AAA)
 6.50%, 11/01/12                    420         441
San Francisco, California Bay
 Area Rapid Transit District
 Sales Tax Revenue Bonds/(FGIC
 Insurance) (Aaa AAA)
 5.50%, 07/01/15                  2,725       2,589
San Francisco, California
 City and County
 (Library Facilities Project)
 Series D (A1 AA-)
 5.75%, 06/15/12                    685         679
San Francisco, California Port
 Commission Revenue Refunding
 Bonds (A BBB+)
 5.90%, 07/01/09                  5,000       4,838
Santa Clara County, California
 Financing Authority Lease
 Revenue Bonds (VMC Facility
 Replacement Project) Series A/
 (AMBAC Insurance) (Aaa AAA)
 7.75%, 11/15/10                  1,460       1,781
 6.875%, 11/15/14                 2,000       2,178
Santa Clara, California
 Redevelopment Agency Tax
 Allocation Revenue Refunding
 Bonds (Bayshore North
 Project)/(AMBAC Insurance)
 (Aaa AAA)
 7.00%, 07/01/10                  1,500       1,712
Southern California Public
 Power Authority Revenue Bonds
 (San Juan Unit 3) Series A/
 (MBIA Insurance) (Aaa AAA)
 5.375%, 01/01/08                 5,000       4,975
Southern California Rapid
 Transit District Revenue
 Bonds/(AMBAC Insurance)
 (Aaa AAA)
 6.00%, 09/01/08                  3,500       3,640

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
Temecula, California Community
 Services District Certificates
 of Participation (Community
 Recreation Center Project)
 (- A)
 7.125%, 10/01/12                $1,000     $ 1,046
Westminster, California Public
 Financing Authority Bonds
 Certificates of Participation
 (1994 Civic Center and Street
 Improvement Project) (- A-)
 7.00%, 06/01/19                  3,325       3,341
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $86,103)
                                             87,677
                                            -------
                                  Shares
                                  ------
SHORT-TERM INVESTMENTS--0.0%(c)
Provident Institutional Funds -
 California Money Fund
 Portfolio
 3.32%, 09/07/95                     14     $    14
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $14)
                                                 14
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $87,017)                             $88,591
                                            =======

NOTES TO SCHEDULES OF INVESTMENTS.

     Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation, which were in effect at August 31, 1995. These ratings are unaudited.

     (a) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year, the next interest reset date is shown.

     (b) Interest rates represent coupon rate of security.

     (c) Interest rates represent the yield on August 31, 1995.

    Abbreviations
    -------------
    AMBAC      AMBAC Indemnity Corporation
    FGIC       Financial Guaranty Insurance Company
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance
    VMIG       Variable Moody's Investment Grade

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                        Schwab California   Schwab California
                                        Short/Intermediate      Long-Term
                                            Tax-Free            Tax-Free
                                            Bond Fund           Bond Fund
                                        -----------------   -----------------
ASSETS
Investments, at value
  (Cost: $39,852 and $87,017,
  respectively)                              $40,178             $88,591
Interest receivable                              458               1,244
Receivable for fund shares sold                   93                 463
Deferred organization costs                        3                   4
Prepaid expenses                                   2                   2
                                             -------             -------
     Total assets                             40,734              90,304
                                             -------             -------
LIABILITIES
Payable for:
  Dividends                                       28                  79
  Fund shares redeemed                            20                 113
  Investment advisory and
     administration fee                           11                  23
  Transfer agency and
     shareholder service fees                      2                   3
  Other                                           34                  41
                                             -------             -------
     Total liabilities                            95                 259
                                             -------             -------
Net assets applicable to outstanding
  shares                                     $40,639             $90,045
                                             =======             =======
NET ASSETS CONSIST OF:
  Capital paid in                            $41,138             $91,162
  Accumulated undistributed
     net investment income                        11                  36
  Accumulated net realized loss on
     investments sold                           (836)             (2,727)
  Net unrealized appreciation on
     investments                                 326               1,574
                                             -------             -------
                                             $40,639             $90,045
                                             =======             =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par
     value
     (unlimited shares authorized)             4,040               8,554
  Net asset value, offering and
     redemption price per share               $10.06              $10.53

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                        Schwab California   Schwab California
                                        Short/Intermediate      Long-Term
                                            Tax-Free            Tax-Free
                                            Bond Fund           Bond Fund
                                        -----------------   -----------------
Interest income                              $  1,999           $   5,607
                                             ---------          ---------
Expenses:
  Investment advisory and
     administration fee                           171                 375
  Transfer agency and
     shareholder service fees                     104                 229
  Custodian fees                                   31                  63
  Professional fees                                19                  31
  Shareholder reports                               9                  19
  Trustees' fees                                    3                   6
  Amortization of deferred organization
     costs                                          1                   1
  Insurance and other expenses                     12                  17
                                             ---------          ---------
                                                  350                 741
Less expenses reduced                            (142)               (208)
                                             ---------          ---------
  Total expenses incurred by Fund                 208                 533
                                             ---------          ---------
Net investment income                           1,791               5,074
                                             ---------          ---------
Net realized gain (loss) on
  investments:
  Proceeds from sales of investments           65,090             128,612
  Cost of investments sold                    (65,857)           (130,492)
                                             ---------          ---------
     Net realized loss on investments
       sold                                      (767)             (1,880)
                                             ---------          ---------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                            (893)               (512)
  End of period                                   326               1,574
                                             ---------          ---------
     Increase in net unrealized
       appreciation on investments              1,219               2,086
                                             ---------          ---------
Increase in net assets resulting from
  operations                                 $  2,243           $   5,280
                                             =========          =========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                       Schwab California         Schwab California
                                      Short/Intermediate             Long-Term
                                           Tax-Free                   Tax-Free
                                           Bond Fund                 Bond Fund
                                      -------------------       --------------------
                                              For the year ended August 31,
                                       1995        1994          1995         1994
                                      -------     -------       -------     --------
Operations:
  Net investment income               $ 1,791     $ 1,931       $ 5,074     $  6,215
  Net realized loss on investments
    sold                                 (767)        (69)       (1,880)        (403)
  Increase (decrease) in net
    unrealized appreciation
    (depreciation) on investments       1,219      (1,387)        2,086       (7,834)
                                      -------     -------       -------     --------
  Increase (decrease) in net
    assets resulting from operations    2,243         475         5,280       (2,022)
                                      -------     -------       -------     --------
Distributions to shareholders
  from:
  Net investment income                (1,786)     (1,928)       (5,061)      (6,205)
  Capital gains                            --          --            --       (1,427)
                                      -------     -------       -------     --------
  Total distributions to
    shareholders                       (1,786)     (1,928)       (5,061)      (7,632)
                                      -------     -------       -------     --------
Capital Share Transactions:
  Proceeds from shares sold            12,494      40,720        22,400       39,322
  Net asset value of shares issued
    in reinvestment of dividends        1,403       1,525         3,479        5,578
  Less payments for shares
    redeemed                          (22,364)    (36,688)      (42,485)     (66,881)
                                      -------     -------       -------     --------
  Increase (decrease) in net
    assets from capital share
    transactions                       (8,467)      5,557       (16,606)     (21,981)
Total increase (decrease) in net
  assets                               (8,010)      4,104       (16,387)     (31,635)

Net Assets:
  Beginning of period                  48,649      44,545       106,432      138,067
                                      -------     -------       -------     --------
  End of period (including
    undistributed net investment
    income of $11, $6, $36 and
    $23 respectively)                 $40,639     $48,649       $90,045     $106,432
                                      =======     =======       =======     ========
Number of Fund Shares:
  Sold                                  1,271       4,035         2,201        3,601
  Reinvested                              143         152           342          512
  Redeemed                             (2,293)     (3,664)       (4,220)      (6,147)
                                      -------     -------       -------     --------
  Net increase (decrease) in
    shares outstanding                   (879)        523        (1,677)      (2,034)

Shares Outstanding:
  Beginning of period                   4,919       4,396        10,231       12,265
                                      -------     -------       -------     --------
  End of period                         4,040       4,919         8,554       10,231
                                      =======     =======       =======     ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Government Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. The Funds, which are not "diversified" within the meaning of the Investment Company Act of 1940, as amended, each invest in a portfolio of debt obligations issued by or on behalf of the State of California, its political subdivisions, agencies or instrumentalities.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund during the year ended August 31, 1995 qualify as exempt-interest dividends for federal tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab California Short/Intermediate Tax-Free Bond Fund aggregated $326,000, of which $513,000 related to appreciated securities and $187,000 related to depreciated securities, and net unrealized appreciation for the Schwab California Long-Term Tax-Free Bond Fund aggregated $1,574,000, of which $2,316,000 related to appreciated securities and $742,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $171,000 and $375,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $104,000, and $229,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund incurred fees aggregating $9,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fee reductions by the Investment Manager were $94,000 and $130,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively, and the total of such fee reductions by Schwab were $48,000 and $78,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                     Schwab California       Schwab California
                                    Short/Intermediate           Long-Term
                                    Tax-Free Bond Fund      Tax-Free Bond Fund
                                    -------------------     -------------------
Purchases                                 $25,133                 $41,470
Proceeds of sales and maturities          $31,309                 $53,564

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                         Schwab California
                                                               Short/Intermediate Tax-Free Bond Fund
                                                         -------------------------------------------------
                                                                                          For the period
                                                                                          April 21, 1993
                                                                                           (commencement
                                                              For the year ended         of operations) to
                                                                  August 31,                August 31,
                                                             1995            1994              1993
                                                         ------------    ------------    -----------------
Net asset value at beginning of period                      $  9.89         $ 10.13           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                          .42             .37               .13
 Net realized and unrealized gain (loss) on investments         .17            (.24)              .13
                                                            --------        --------          -------
 Total from investment operations                               .59             .13               .26
Less Distributions
------------------
 Dividends from net investment income                          (.42)           (.37)             (.13)
 Distributions from realized gain on investments                  --              --               --
                                                            --------        --------          -------
 Total distributions                                           (.42)           (.37)             (.13)
                                                            --------        --------          -------
Net asset value at end of period                            $ 10.06         $  9.89           $ 10.13
                                                            ========        ========          =======
Total return (%)                                               6.17            1.29              2.57
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                           $40,639         $48,649           $44,545
 Ratio of expenses to average net assets (%)                    .50             .48               .45*
 Ratio of net investment income to average net assets (%)      4.29            3.69              3.49*
 Portfolio turnover rate (%)                                     62              35                 0

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab California Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been .84%, .86% and 1.25%*, respectively, and the ratio of net investment income to average net assets would have been 3.95%, 3.31% and 2.69%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  Schwab California
                                                            Long-Term Tax-Free Bond Fund
                                             -----------------------------------------------------------
                                                                                        For the period
                                                                           For the     February 24, 1992
                                                                            eight        (commencement
                                                 For the year ended      months ended  of operations) to
                                                     August 31,           August 31,     December 31,
                                                 1995          1994          1993            1992
                                             ------------  ------------  ------------  -----------------
Net asset value at beginning of period          $ 10.40      $  11.26      $  10.58         $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                              .56           .56           .38             .51
 Net realized and unrealized gain (loss) on
   investments                                      .13          (.74)          .68             .58
                                                --------     --------      --------         -------
 Total from investment operations                   .69          (.18)         1.06            1.09
Less Distributions
------------------
 Dividends from net investment income              (.56)         (.56)         (.38)           (.51)
 Distributions from realized gain on
   investments                                        --         (.12)           --              --
                                                --------     --------      --------         -------
 Total distributions                               (.56)         (.68)         (.38)           (.51)
                                                --------     --------      --------         -------
Net asset value at end of period                $ 10.53      $  10.40      $  11.26         $ 10.58
                                                ========     ========      ========         =======
Total return (%)                                   6.98         (1.70)        10.13           11.10
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)               $90,045      $106,432      $138,067         $72,969
 Ratio of expenses to average net assets (%)        .58           .60           .60*            .45*
 Ratio of net investment income
   to average net assets (%)                       5.54          5.12          5.18*           5.72*
 Portfolio turnover rate (%)                         46            48            47             124

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab California Long-Term Tax-Free Bond Fund for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been .81%, .80%, .87%* and 1.05%*, respectively, and the ratio of net investment income to average net assets would have been 5.31%, 4.92%, 4.91%* and 5.12%*, respectively.

* Annualized

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

                           THE SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to meet your investment needs. You can diversify into several different equity markets with our three equity index funds, choose from different maturities with our bond fund selection, and take advantage of an array of money market fund choices.

[Figure 1]   SCHWAB 1000 FUND(R) is designed to allow investors to participate in the overall price and dividend performance of the U.S. stock market as represented by the Schwab 1000 Index(R). This index reflects the performance of the 1,000 largest publicly traded U.S.
             companies based on market capitalization. 1

[Figure 2]   SCHWAB SMALL-CAP INDEX FUND(R) is designed to replicate the Schwab
             Small-Cap Index(TM) which tracks the performance of smaller capitalization companies. The Schwab Small-Cap Index represents the second 1,000 largest publicly traded U.S. companies based on market capitalization. 1

[Figure 3]   SCHWAB INTERNATIONAL INDEX FUND(TM) gives investors the opportunity to participate in the price and dividend performance of some of the world's largest companies. This Fund makes it simple to effectively invest in 350 of the largest publicly traded companies (based on market capitalization) from countries around the world, as represented by the Schwab International Index(TM). 2

[Figure 4]   SCHWAB GOVERNMENT BOND FUNDS include two different Funds designed to offer high current yields with the credit safety of high-quality
             U.S. Government securities. The level of income you're seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or the Long-Term
             Fund. 3

[Figure 5]   SCHWAB TAX-FREE BOND FUNDS help investors take advantage of one of the last remaining tax breaks: tax-free municipal bonds. We offer a Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

[Figure 6]   SCHWAB CALIFORNIA TAX-FREE BOND FUNDS give California residents two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes. Choose from the Short/Intermediate Fund or the Long-Term Fund. 5

[Figure 7]   SCHWAB MONEY FUNDS include seven different money market funds that seek high current income with safety and liquidity. Most can be linked to your Schwab account to "sweep" cash balances automatically when you're in between other investments. These Funds are managed to maintain a stable $1 share price. Keep in mind, however, that investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

Schwab will be happy to provide you with a free prospectus and brochure on any of the SchwabFunds(R). The prospectus provides more complete information including charges and expenses. Please read it carefully before investing. Also keep in mind that the principal value and investment returns of your investment in the SchwabFunds (except Schwab Money Funds) will fluctuate with market conditions, and Fund shares, when redeemed, may be worth more or less than their original cost.

                                 1-800-2 NO-LOAD
                                 1-800-266-5623

1 The Schwab 1000 Fund and the Schwab Small Cap-Index Fund do not include privately held companies, investment companies and companies incorporated outside the United States.

2 Companies in the Schwab International Index Fund must be from countries with developed securities markets. The Fund is currently invested in 15 countries and excludes investment companies and companies from the United States.

3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to pre-payment of obligations held by the Funds.

4  Income may be subject to state and local taxes.

5 Income may be subject to the Alternative Minimum Tax (AMT) and capital appreciation from discounted bonds may be subject to state and federal income tax.

                                                                  --------------
                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  CHARLES SCHWAB
                                                                  --------------


[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street
San Francisco, California 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TF3748R (10/95) CRS 6722 Printed on recycled paper.